Exhibit 99.2

Sauflon Pharmaceuticals Limited

UNAUDITED CONDENSED CONSOLIDATED PROFIT AND LOSS ACCOUNT

for the nine months ended July 31, 2014 and 2013

Notes		31 July 2014 £‘000	31 July 2013 £‘000

2	Turnover	84,422	75,053

	Cost of sales	(27,723)	(25,746)

	Gross profit	56,699	49,307

	Distribution costs	(6,705)	(5,565)
	Administration expenses	(42,575)	(32,237)

	Operating profit	7,419	11,505

	Interest payable and similar charges	(4,586)	(2,362)
	Interest receivable and similar income	1,730	1

	Profit on ordinary activities before taxation	4,563	9,144

3	Taxation on profits on ordinary activities	(2,414)	(2,384)

	Profit on ordinary activities after tax	2,149	6,760

Sauflon Pharmaceuticals Limited

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF

TOTAL RECOGNISED GAINS AND LOSSES

for the nine months ended July 31, 2014 and 2013

	31 July 2014	31 July 2013
	£‘000	£‘000

Profit for the financial year	2,149	6,760

Exchange gains or (losses) on foreign translation	(191)	—

Total recognised (losses)/gains relating to the year	1,958	6,760

There are no material differences between the profit on ordinary activities before taxation and the retained profit for the financial periods stated above and their historical cost equivalents.

Sauflon Pharmaceuticals Limited

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

At July 31, 2014 and October 31, 2013

Notes		31 July 2014		31 October 2013
		£‘000	£‘000	£‘000	£‘000
	Fixed Assets
4	Intangible assets		299		234
5	Tangible assets		51,788		40,250

			52,087		40,484
	Current Assets
6	Stocks	21,568		18,454
7	Debtors	30,618		26,709
	Cash at bank and in hand	5,702		7,967

		57,888		53,130

	Creditors
8	Creditors amounts falling due within one year	(25,600)		(20,947)

	Net current assets		32,288		32,183

	Total assets less current liabilities		84,375		72,667

	Long Term Liabilities
9	Amounts falling due after more than one year		(50,917)		(40,844)
	Provision for liabilities and charges		(726)		(1,049)

			(51,643)		(41,893)

			32,732		30,774

	Capital and Reserves
10	Called up share capital		263		263
12	Revaluation reserve		1,329		1,329
12	Share premium account		15		15
12	Other reserves		381		381
12	Profit and loss account		30,744		28,786

	Shareholders’ Funds		32,732		30,774

Sauflon Pharmaceuticals Limited

UNAUDITED CONDENSED CONSOLIDATED CASH FLOW STATEMENT

for the nine months ended July 31, 2014 and 2013

		31 July 2014	31 July 2013
	Notes	£‘000	£‘000

Net cash inflow from operations	I	9,863	8,861

Returns on investment & servicing of finance

Interest paid		(2,891)	(1,466)
Interest received		1,729	—
Interest element of lease purchase payments and finance lease rentals		(78)	(87)
Preference dividend paid		(1,617)	—

Net cash (outflow) from returns on investments & servicing of finance		(2,857)	(1,553)

Taxation received/(paid)		(2,030)	(2,078)

Net cash inflow before investing and financing activities		4,976	5,230

Capital expenditure and financial investment

Payments to acquire fixed assets		(16,642)	(10,430)
Receipts from sale of fixed assets		—	—
Currency realignment in fixed asset values		22	—

Net cash (outflow) from investing activities		(16,620)	(10,430)

Net cash (outflows) before financing		(11,644)	(5,200)

Financing
Net proceeds from issue of ordinary shares		—	15
New finance leases and lease purchase contracts		735	2,784
New loan financing		9,974	32,270
Repayment of loans		—	(16,680)
Capital element of lease purchase payments and finance lease rentals		(799)	(6,806)
Hungarian State Subsidy		—	3

Net cash inflow from financing		9,910	11,586

Net cash (outflow) after financing	II, III	(1,734)	6,386

Sauflon Pharmaceuticals Limited

UNAUDITED CONDENSED CONSOLIDATED CASH FLOW STATEMENT

for the nine months ended July 31, 2014 and 2013

Reconciliation of operating profit to net cash inflow from operations

	31 July 2014	31 July 2013
	£‘000	£‘000
I Net cash inflow from operations
Operating profit	7,419	11,505
Adjustments for non cash items
Depreciation and amortisation	4,586	3,603
Loss on disposal of fixed assets	437	—
Exchange translation adjustment	(191)	39
Changes in working capital
Stocks	(3,114)	(2,239)
Debtors	(4,242)	(5,867)
Creditors	4,968	1,820

Net cash inflow from operations	9,863	8,861

	1 Nov 2013 £‘000	Cash flow £‘000	Other non cash changes £‘000	31 July 2014 £‘000
II Analysis of net debt
Net cash:
Cash at bank and in hand	7,967	(2,265)	—	5,702
Bank overdrafts	(1,118)	531	—	(587)

	6,849	(1,734)	—	5,115

Debt:
Finance leases	(1,606)	64	—	(1,542)
Debts falling due within one year	(20)	20	—	0
Debts falling due after one year	(39,984)	(9,994)	—	(49,978)

	(41,610)	(9,910)	—	(51,520)

Total of Net Cash and Net Debt	(34,761)	(11,644)	—	(46,405)

	31 July 2014	31 July 2013
	£‘000	£‘000
III Reconciliation of net cash flow to movement in net debt

(Decrease)/Increase in cash in period	(1,734)	6,386
Cash outflow from increase in debt	(9,910)	(10,671)
(Outflow)/inflow from increase/decrease other non cash changes	—	(154)

Movement in net debt in the period	(11,644)	(4,439)

Opening net debt	(34,761)	(29,032)

Closing net debt	(46,405)	(33,471)

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies

Basis of preparation of accounts

These financial statements have been prepared solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X following the acquisition of Sauflon Pharmaceuticals Limited (“the Group,” “Parent” or “the Company”) by The Cooper Companies, Inc. on 6 August 2014. The financial statements have been prepared in accordance with applicable United Kingdom Generally Accepted Accounting Practice (“UK GAAP”), which have been applied consistently (except as otherwise stated).

(a)	Accounting convention

The financial statements are prepared under the historical cost convention as modified by the revaluation of certain fixed assets.

These financial statements have been prepared on the going concern basis as the ultimate parent undertaking has confirmed that it will provide such financial and other support as is necessary to enable the Company to trade and meet its liabilities as they fall due for at least twelve months from the date of signing these financial statements.

These interim condensed consolidated financial statements are for the nine months ended 31 July 2014. They do not include all of the information required for full annual financial statements, and should be read in conjunction with the consolidated financial statements for the year ended 31 October 2013 which have been filed with the Registrar of Companies.

Basis of consolidation

The consolidated financial statements include the results of the parent company and its subsidiary undertakings made up to the end of the financial periods. Intra-group transactions are excluded on consolidation and sales and profit figures relate to external transactions only. The results of subsidiaries sold or acquired are included in the profit and loss account up to, or from the date control passes.

Revenue Recognition

Revenue is recognised in the profit and loss account when goods or services are supplied or made available to external customers against orders received, title and risk of loss is passed to the customer, reliable estimates can be made of relevant deductions and all relevant obligations have been fulfilled, such that the earnings process is regarded as being complete.

Turnover

Turnover is based on sales of goods and services supplied during the year, excluding VAT and net of discounts.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Tangible Assets and Depreciation

Tangible assets are shown at cost or valuation less depreciation.

No depreciation is provided on freehold land, depreciation on other assets is calculated to write off their cost or valuation over their expected useful lives, at the following annual rates:

Freehold buildings			2% on valuation
Leasehold improvements			20% on cost or over the lease term
Computer equipment			25% on cost
Plant and equipment	-	vehicles	25% on net book value
	-	on finance leases	33% on cost
	-	lens case moulds	20% on cost or valuation
	-	other	10% to 15% on net book value

Goodwill

For acquisitions of a business, purchased goodwill is capitalised in the year in which it arises and is amortised in equal instalments over its useful economic life up to a maximum of 20 years.

The profit or loss on the disposal of a business includes the attributable amount of any goodwill relating to that business not previously charged through the profit and loss account.

Capitalised goodwill in respect of subsidiaries is included within intangible fixed assets. In accordance with FRS10, the value of goodwill will be subject to review at the end of the first financial year following acquisition, and may be subject to review at the end of the accounting period in which events or changes of circumstances indicate that the carrying value may not be recoverable.

Investments

Investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

Research, Development, Patents and Trademarks

Research and development is written off in the Profit and Loss Account in the year in which it is incurred. The protection of the company’s title by way of purchase of trademarks and worldwide patents may be capitalised. These intangible assets are then amortised over a period between five and ten years. This depends on the considered minimum useful life of the products which are established as significant contributors to company profitability.

Leased assets

Operating lease rentals are charged to the profit and loss account as incurred. Assets obtained under hire purchase contracts and finance leases are capitalised as tangible assets and depreciated over the shorter of the lease term and their useful lives. Obligations under such arrangements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Stocks

Stocks are valued at the lower of cost or net realisable value after making due allowance for obsolete and slow moving stock. Cost includes an addition for overheads where appropriate.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Deferred taxation

The accounting policy in respect of deferred tax reflects the requirements of FRS19 – Deferred tax. Deferred tax is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

No provision has been made for deferred tax on gains recognised on revaluing property to its market value as the Company does not intend to sell the re-valued assets.

Foreign currencies

Profit and loss accounts of the overseas subsidiary undertakings are translated at average exchange rates for the period. Assets and liabilities in foreign currencies are translated into sterling at the rate prevailing at the balance sheet date. Differences arising from the re-translation of the opening net investment in the overseas subsidiary undertaking to year end rates are taken to reserves.

Where part of the inter-company loans and balances built up from trading transactions are considered to be part of the equity stake in the subsidiaries (a non monetary item) then those balances are carried at the historic rate.

Where the inter-company loans and balances will be settled (a monetary item) even if this is more than one year after the end of the balance sheet date then those balances are re-translated at the period-end rate and the exchange movement taken to the profit and loss account.

Exchange differences on trading are taken into account in arriving at the operating profit.

Pensions

The Group operates defined contribution pension schemes and the pension charge represents the amounts payable by the Group to the funds in respect of the year, in accordance with FRS17.

Preference Shares

In accordance with FRS25, preference shares which by their nature are deemed to be a financial liability are classified as debt on the balance sheet. Dividends accruing on instruments classified as debt are charged to the profit and loss account as interest payable.

Employee Benefit Trust

In accordance with the requirements of the Accounting Standards Board, the net assets represented by contributions made by the Company to the trustees of the Sauflon Pharmaceuticals Benefit Trust are consolidated with those of the Company until the assets held by the trust are allocated unconditionally to employees or former employees of the Company. As a consequence, cash contributed to The Sauflon Pharmaceuticals Benefit Trust is included as a current asset of the Company and where cash has been utilised in purchasing shares in Sauflon Pharmaceuticals Group Limited this has been deducted from shareholders funds.

An amount equal to the Company’s contributions to the trust is transferred to non-distributable reserves, to reflect the fact that payments made to the trust are no longer within the ownership of the Company, and released as the asset within the trust vests in the employees. Any gains, losses and tax charges relating to the Employee Benefit Trust are transferred to the non-distributable reserve as they arise.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Accounting policies - continued

Share-based Payments

In accordance with FRS20 – Share-based payment, the Group reflects the economic cost of awarding share and share options to employees by recording an expense in the Profit and Loss Account equal to the fair value of the benefit awarded.

Capital grants

Capital grants are treated as deferred income and credited to the profit and loss by instalments over the same period and on the same basis as the depreciation charge.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.	Turnover

The whole of the turnover and the profit/loss before taxation is attributable to the one principal activity of the group. The geographical analysis of turnover for the nine months ended is as follows:

	EMEA		Americas		Asia - Pacific		Total
	31 July 2014	31 July 2013	31 July 2014	31 July 2013	31 July 2014	31 July 2013	31 July 2014	31 July 2013
	£‘000	£‘000	£‘000	£‘000	£‘000	£‘000	£‘000	£‘000

Sales by destination:
Sales to third parties	72,596	63,959	8,902	6,825	2,924	4,269	84,422	75,053

Sales by origin:
Total Sales	163,265	130,620	—	—	—	—	163,265	130,620
Inter-segment sales	(78,843)	(55,567)	—	—	—	—	(78,843)	(55,567)

Sales to third parties	84,422	75,053	—	—	—	—	84,422	75,053

3.	Taxation

	31 July 2014	31 July 2013
	£‘000	£‘000
Domestic current year tax
Current tax on income for the period	1,827	2,097

	1,827	2,097
Foreign tax
Current tax on income for the period	721	287

Current tax charge	2,548	2,384

Deferred tax	(134)	—

Tax on profit on ordinary activities	2,414	2,384

The foreign tax arises in respect of overseas subsidiaries, calculated on income.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Intangible fixed assets

	Goodwill £‘000	Trademark & patents £‘000	Total £‘000
Cost
At 1st November 2013	52	443	495
Additions	—	157	157
Disposals	—	(66)	(66)

At 31st July 2014	52	534	586

Amortisation
At 1st November 2013	52	209	261
Provided in the year	—	64	64
Disposals	—	(38)	(38)

At 31st July 2014	52	235	287

Net Book Value
At 31st July 2014	—	299	299

At 1st November 2013	—	234	234

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

5.	Tangible fixed assets

The freehold property acquired at a cost of £499,104 was valued at 31st October 2011 by Kemsley, Whiteley and Ferris, chartered surveyors, on an open market value existing use basis in the sum of £1,600,000.

	Freehold land & buildings £‘000	Leasehold improvement £‘000	Plant & equipment £‘000	Total £‘000
Cost or valuation
At 1st November 2013	1,600	1,530	61,091	64,221
Additions	—	316	16,169	16,485
Currency realignment	—	(6)	(61)	(67)
Disposals	—	—	(1,236)	(1,236)

At 31st July 2014	1,600	1,840	75,963	79,403

Depreciation
At 1st November 2013	84	556	23,331	23,971
Provided in the year	31	118	4,373	4,522
Currency realignment	—	(2)	(51)	(53)
Disposals	—	24	(849)	(825)

At 31st July 2014	115	696	26,804	27,615

Net Book Value
At 31st July 2014	1,485	1,144	49,159	51,788

At 1st November 2013	1,516	974	37,760	40,250

6.	Stocks

	31 July 2014 £‘000	31 October 2013 £‘000

Raw materials and consumables	4,834	3,453
Finished goods and goods for resale	16,734	15,001

	21,568	18,454

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

7.	Debtors

	31 July 2014 £‘000	31 October 2013 £‘000
Trade debtors	25,261	22,063
Other debtors	2,587	1,884
Prepayments and accrued income	2,770	2,429
Corporation tax	—	333

	30,618	26,709

8.	Creditors

	31 July 2014 £‘000	31 October 2013 £‘000
Amounts falling due within one year:
Bank loans and overdrafts	587	1,138
Trade creditors	10,961	8,819
Other creditors	4,469	4,618
Obligations under finance leases and lease purchase contracts	603	746
Social security and other taxes	1,356	673
Accruals and deferred income	7,243	4,953
Corporation tax	381	—

	25,600	20,947

The bank overdraft is secured by fixed and floating charges over the assets of the company and certain subsidiaries.

The aggregate amount of the above group creditors secured (made up of bank loans and overdraft, finance and lease purchase contracts) was £1,190,013 (2013: £1,884,952).

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

9.	Creditors

Amounts falling due after more than one year

	31 July 2014 £‘000	31 October 2013 £‘000
Bank loans	49,978	39,984
Finance lease and lease purchase commitments	939	860

	50,917	40,844

Sauflon Pharmaceuticals Ltd entered into a multi-currency revolving credit facility agreement on 6 June 2013, which has a maturity of 5 years. The facility is secured over the assets of the group. The facility attracts interest at 2% above LIBOR / EURIBOR.

10.	Share capital

The authorised share capital of the company is £304,225.

	31 July 2014 £‘000	31 October 2013 £‘000
Alloted, called up and fully paid
Equity shares
215,557 Ordinary shares of £1 each	216	216

Alloted and partly paid
Equity shares
47,130 25 pence paid Ordinary shares of £1 each	47	47

	263	263

On 26 February 2013, 31,943 Ordinary shares were converted into preference shares. These preference shares entitle the holders, in priority to any dividend or distribution to holders of any other class of share capital, to receive a cumulative preferential cash dividend of 15% of available post-tax profits from 27 February 2013 to 26 February 2014, and 20% of available post-tax profits thereafter. These shares rank equally in all other respects with the Ordinary shares on issue, and each may be converted to 1 £1 Ordinary share. The company recorded £1,617,000 relating to the preference share dividend payable for the period to 31 July 2014. These have been reported in line with FRS25 and FRS4.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

11.	Reconciliation of movements in shareholders’ funds

	31 July 2014 £‘000	31 October 2013 £‘000
Retained profit for the period	2,149	9,936
Exchange fluctuation	(191)	(24)
Share Premium Increase	—	13

Net movement of shareholders’ funds	1,958	9,925
Opening shareholders’ funds	30,774	20,849

Closing shareholders funds	32,732	30,774

Represented by:
Equity shares	32,732	30,774

12.	Reserves

31 July 2014 £‘000
Profit and loss account
At 1st November 2013	28,786
Retained profit for the period	2,149
Net movement on retranslation of Investment in Subsidiaries	(191)

At 31st July 2014	30,744

Revaluation reserve
At 1st November 2013	1,329
Movement during period	—

At 31st July 2014	1,329

Cumulative translation adjustment
At 1st November 2013	(677)
Adjustments on net investment in subsidiary undertakings	(191)

At 31st July 2014	(868)

Capital redemption reserve
At 1st November 2013	381
Movement during period	—

At 31st July 2014	381

Share Premium Account
At 1st November 2013 - Excess Redemption on Shares	15
Share Premium on Part Paid	—
Movement during period	—

At 31st July 2014	15

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

13.	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America

The accompanying consolidated financial statements of Sauflon Pharmaceuticals Limited have been prepared in accordance with UK GAAP as described in Note 1. UK GAAP differs in certain respects from the requirements of US GAAP. The effects of the application of US GAAP to Sauflon results, as determined under UK GAAP, are set out below.

Income Statement	July 2014 £‘000	July 2013 £‘000

UK GAAP profit for the period after taxation	2,149	6,760

US GAAP adjustments:
a) Depreciation	10	25
b) Capitalised interest	247	19
c) Preference share dividend reclass	1,617	808

Total US GAAP adjustments	1,874	852

Net income under US GAAP	4,023	7,612

Balance Sheet	July 31 2014 £‘000	October 31 2013 £‘000

UK GAAP shareholders fund	32,732	30,774

US GAAP adjustments:
a) Tangible assets	(1,155)	(1,180)
b) Capitalised interest	292	60
d) Goodwill	52	52

Total US GAAP adjustments	(811)	(1,068)

Net shareholders equity interest under US GAAP	31,921	29,706

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

13.	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America - continued

a) Tangible assets

Under UK GAAP, revaluation of assets is allowed under FRS15. Revaluation gains are recognized in the Profit and Loss Account only to the extent (after adjusting for subsequent depreciation) that they reverse revaluation losses on the same asset that were previously recognized in the Profit and Loss Account. All other revaluation gains should be recognized in the Statement of Total Recognised Gains and Losses.

Under US GAAP, no revaluations of property, plant and equipment assets are allowed other than impairments. Such assets are recorded at historical cost less accumulated depreciation and only written up to their fair value when they are acquired in a business combination or reorganization.

b) Capitalised interest

Under UK GAAP, a tangible fixed asset should initially be measured at its cost representing costs that are directly attributable to bringing the asset into working condition for its intended use. The cost of a tangible fixed asset (whether acquired or self-constructed) comprises its purchase price, after deducting any trade discounts and rebates, and any costs directly attributable to bringing it into working condition for its intended use. Certain finance costs can be included in the initial measurement of tangible fixed assets. However, capitalisation of such costs is not required.

Under US GAAP, the historical cost of acquiring an asset includes the costs necessarily incurred to bring it to the condition and location necessary for its intended use. If an asset requires a period of time in which to carry out the activities necessary to bring it to that condition and location, the interest cost incurred during that period as a result of expenditures for the asset is recorded as part of the historical cost of acquiring the asset.

c) Preference Shares

On 26 February 2013, 31,943 Ordinary shares were converted into preference shares. In accordance with FRS25, preference shares which by their nature are deemed to be a financial liability are classified as debt on the balance sheet. Dividends accruing on instruments classified as debt are charged to the profit and loss account as interest payable.

Under US GAAP, the conversion feature that will result in the conversion of ordinary shares into preference shares is considered an equity instrument and classified as equity in the financial statements. The dividend payout is treated as an equity instrument based on the equity classification of the underlying preference shares. The conversion feature is measured at the inception of the arrangement and the allocated value should be deducted from the proceeds of the facility. The difference between the face value and the carrying value of the facility as a result of the conversion feature is accounted for as a discount and accreted to interest expense over the term of the debt.

Sauflon Pharmaceuticals Limited

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

13.	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America - continued

d) Goodwill

Under UK GAAP, goodwill is amortised over its estimated economic life, not to exceed 20 years.

Under US GAAP, goodwill is not amortised but instead tested at least annually for impairment or more frequently if impairment indicators exist.

Classification and presentation

In addition to the differences between UK GAAP and US GAAP related to the recognition and measurement of transactions by the Company, there are also differences in the manner in which items are classified and presented in the Company’s financial statements. These classification differences have no impact on net income or shareholders’ funds.